CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-12200) filed on June 27, 2000, of Rhodia of our report dated January 29, 2002 relating to the financial statements, which appears in this Form 20-F.

Paris, France,

June 27, 2002

PricewaterhouseCoopers